Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Polices

Principles of Consolidation—The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company balances and transactions have been eliminated in consolidation.

In February 2011, the Company entered into an agreement to transfer certain of its assets held by its wholly owned Korean subsidiary to its joint venture with a quasi governmental entity in the Peoples’ Republic of China. For years ended December 31, 2009 and 2010, the joint venture was consolidated as a variable-interest entity, but did not have a material impact on the Company’s consolidated financial operations and did not represent a material portion of the Company’s total consolidated assets. The asset transfer and subsequent deconsolidation of the joint venture resulted in a $1.2 million gain recognized in other expense, net for the year ended December 31, 2011.

Use of Estimates—The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, expense and related disclosures. The Company bases estimates and assumptions on historical experience and on various other factors that it believes to be reasonable under the circumstances. The Company evaluates its estimates and assumptions on an ongoing basis. The Company’s actual results may differ from these estimates under different assumptions or conditions.

Revisions to Amounts Previously Presented—Certain prior period amounts have been reclassified to conform to the current period presentation. Deferred costs of $1.0 million for the year ended December 31, 2010 relating to costs of product shipments where title has passed to the customer but not all of the revenue recognition criteria have been met, have been reclassified from inventory to deferred costs in the consolidated balance sheets and consolidated statements of cash flows. Additionally, customer deposits received from customers of $6.2 million for products that have not been shipped, have been reclassified from deferred revenue to other current liabilities in the consolidated balance sheets and consolidated statements of cash flows.

Foreign Currency Translation and Remeasurement—The Company’s foreign operations are subject to exchange rate fluctuations and foreign currency transaction costs. Majority of the Company’s sales are denominated in U.S. dollars. During the second quarter of 2011, the Company’s foreign operations in Korea changed to a U. S. dollar foreign functional currency as a result of the asset transfer and deconsolidation of its joint venture. Prior to the change in the functional currency of our foreign operations in Korea, local currency denominated assets and liabilities are translated at the period-end exchange rates, and sales, costs and expenses are translated at the average exchange rates during the period. Gains or losses resulting from foreign currency translation attributable to the Company are included as a component of accumulated other comprehensive loss in the consolidated balance sheets. For foreign operations with the U.S. dollar as the functional currency, foreign currency denominated assets and liabilities are remeasured at the period-end exchange rates and related gains or losses are reflected as other expense in the consolidated statements of operations. Nonmonetary assets (e.g., inventories, and property, plant, and equipment) and related income statement accounts (e.g., cost of sales and depreciation) are remeasured at historical exchange rates. During the years ended December 31, 2009, 2010 and 2011, the Company recognized net gains (losses) on foreign exchange of $0.7 million, $(0.6) million and $0, respectively.

Cash and Cash Equivalents—Cash equivalents include short-term, highly-liquid instruments, consisting of money market accounts and short-term investments with original maturities of less than 90 days. The majority of cash and cash equivalents are maintained with major financial institutions in North America. Deposits with these financial institutions may exceed the amount of insurance provided on such deposits; however, these deposits may be redeemed upon demand and, therefore, bear minimal risk.

Restricted Cash and Cash Equivalents—Cash and cash equivalent accounts with any type of restriction are classified as restricted cash and cash equivalents. If the restriction is expected to be lifted in more than twelve months or will be used for the purchase of property, plant and equipment, the restricted cash and cash equivalent account is classified as non-current. The Company maintained compensating cash balances for letters of credit as security for facility leases and contracts in the amount of $10.4 million at December 31, 2010. The letters of credit related to contracts were released as of December 31, 2011 due to the achievement of certain milestones while the compensating cash balance requirement for facility leases were released upon entering into a new credit agreement in September 2011.

The Company classifies cash received from government grants as restricted cash when the funding is received in advance of using it for qualified expenditures. As of December 31, 2010 and 2011, $0.8 million and $0.7 million were recorded as restricted cash classified as current.

Government Grants—The Company recognizes government grants when there is reasonable assurance that the Company will comply with the conditions attached to the grant arrangement and the grant will be received. The Company evaluates the conditions of each individual grant as of each reporting period to ensure that the Company has reached reasonable assurance of meeting the conditions of each grant arrangement and that it is expected that the grant will be received as a result of meeting the necessary conditions. For example, if a grant has conditions where the Company must create and maintain a certain number of jobs, the Company records the grant in the period that it has evaluated and determined that the necessary number of jobs has been created and, based on the Company’s forecasts, it is reasonably assured that the jobs will be maintained during the required employment period. Government grants are recognized in the consolidated statements of operations on a systematic basis over the periods in which the Company recognizes the related costs for which the government grant is intended to compensate. Specifically, when government grants are related to reimbursements for cost of revenues or operating expenses, the government grants are recognized as a reduction of the related expense in the consolidated statements of operations over the period that the Company is required to comply with the conditions of the grants. For government grants related to reimbursements of capital expenditures, the government grants are recognized as a reduction of the basis of the asset and recognized in the consolidated statements of operations over the estimated useful life of the depreciable asset as reduced depreciation expense.

The Company records government grant receivables in the consolidated balance sheets in prepaid expenses and other current assets or long-term grant receivable, depending on when the amounts are expected to be received from the government agency. The Company does not discount long-term grant receivables. Proceeds received from government grants prior to expenditures being incurred are recorded as restricted cash and other current liabilities or other long-term liabilities, depending on when the Company expects to use the proceeds.

The Company classifies in the consolidated statements of cash flows grant proceeds received in advance of spending for qualified expenditures as a cash flow from financing activities, as the proceeds are used to assist in funding future expenditures. Grant proceeds received as reimbursements for capital expenditures previously incurred are classified in cash flows from investing activities and grant proceeds received as reimbursements for operating expenditures previously incurred are classified in cash flows from operating activities.

Accounts Receivable and Concentrations of Credit Risks—Accounts receivable are stated net of an allowance for contractual adjustments and uncollectible accounts, which are determined by establishing reserves for specific accounts and consideration of historical and estimated probable losses. The following table sets forth the activity in the allowance for each of the periods set forth below (in thousands):

	December 31, 2009	December 31, 2010	December 31, 2011
Beginning balance	$1,486	$1,661	$1,915
Provision	13	228	868
Write-offs and adjustments	162	26	(1,693)
Ending balance	$1,661	$1,915	$1,090

The unbilled portion of accounts receivable from certain government research and development contracts included in the accounts receivable balance was $0.8 million and $0 at December 31, 2010 and 2011, respectively. The unbilled portion of the accounts receivable are periodically invoiced based on the terms of the government research and development contract.

The Company had one customer at December 31, 2010 who accounted for 32% of total accounts receivable and one customer, who, together with its affiliates, accounted for 36% of total accounts receivable at December 31, 2011.

During the year ended December 31, 2009, one customer of the Company, together with its affiliates, and a second customer represented 14% and 35% of the Company’s revenue, respectively. During the year ended December 31, 2010, two customers of the Company represented 28% and 13% of the Company’s revenue, respectively. During the year ended December 31, 2011, one customer of the Company, and a second customer, together with its affiliates, represented 26% and 24% of the Company’s revenue, respectively.

The U.S. government and its agencies, departments and subcontractors comprised 23%, 51% and 36% of services revenue for the years ended December 31, 2009, 2010, and 2011, respectively.

Inventory—Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out basis and includes material costs, labor and applicable overhead. The Company reviews inventory for excess quantities and obsolescence based on its best estimates of future demand, product lifecycle and product development plans. The Company uses historical information along with future estimates to write-down obsolete and potentially obsolete inventory.

Property, Plant and Equipment—Property, plant and equipment are stated at cost. Assets held under capital leases are stated at the lesser of the present value of future minimum payments, using the Company’s incremental borrowing rate at the inception of the lease, or the fair value of the property at the inception of the lease. Expenditures for maintenance and repairs are charged to expense as incurred, whereas major betterments are capitalized as additions to property, plant and equipment. The Company capitalizes interest costs as part of the historical cost of constructing manufacturing facilities. Depreciation and amortization is provided using the straight-line method over the following estimated useful lives:

Asset Classification	Estimated Useful Life
Computer equipment and software	3 years
Furniture and fixtures	5 years
Automobiles	5 years
Machinery and equipment	5-7 years
Buildings	10-20 years
Leasehold improvements	Lesser of useful life or lease term

Goodwill and Indefinite-Lived Intangible Assets—Goodwill is comprised of the cost of business acquisitions in excess of the fair value assigned to the net tangible and identifiable intangible assets acquired. Indefinite-lived intangible assets consist of trademarks and trade names the Company has acquired through business acquisitions. Goodwill and indefinite- lived intangible assets are not amortized but are reviewed for impairment annually and more frequently if events or changes in circumstances indicate that the asset might be impaired. If an impairment exists, a loss is recorded to write-down the value of goodwill or indefinite-lived intangible assets to their implied fair value. As a result of the decline in revenue from the Company’s Korean subsidiary the Company evaluated the trade name intangible for impairment which resulted in a $0.3 million asset impairment charge in the year ended December 31, 2010 which was recorded in sales and marketing expenses in the Company’s consolidated statements of operations.

The Company performed the annual impairment test for goodwill and indefinite- lived intangible assets in the fourth quarter 2011. Based on the results of the test, there was no impairment on the carrying value of goodwill and the Company did not record any material impairment charges related to indefinite-lived intangible assets.

Intangible Assets Subject to Amortization—The Company amortizes its intangible assets with definitive lives over their estimated useful lives, which range from less than a year to 17 years, based on the same pattern as the Company expects to receive the economic benefit from these assets.

The Company evaluated its intangible assets related to customer relationships for impairment which resulted in a $0.2 million intangible asset impairment charge for the year ended December 31, 2011. No impairment charge for intangible assets subject to amortization was recorded for the years ended December 31, 2009 or 2010.

Impairment of Long-Lived Assets—The Company’s long-lived assets include property, plant and equipment and intangible assets subject to amortization (i.e., patented technology, contractual backlog, specially- trained workforce and customer relationships). The Company evaluates long-lived assets for recoverability whenever events or changes in circumstances indicate that an asset may have been impaired. Such circumstances would include, but are not limited to, material adverse changes in projected revenues and expenses, significant underperformance relative to historical or projected future operating results and significant negative industry or economic trends. In evaluating an asset or asset group for recoverability, the Company estimates the future cash flow expected to result from the use of the asset or asset group and eventual disposition. If the expected future undiscounted cash flow is less than the carrying amount of the asset or asset group, an impairment loss, equal to the excess of the carrying amount over the fair value of the asset or asset group, is recognized. The estimates used to determine whether impairment has occurred are subject to a number of management assumptions. The Company groups long-lived asset or assets with other assets and liabilities at the lowest level for which identifiable cash flows are available. The Company estimates the fair value of an asset or asset group based on market prices (i.e., the amount for which the asset could be bought by or sold to a third party), when available. When market prices are not available, the Company estimates the fair value of the asset group using the income approach, which is subject to a number of management assumptions. The income approach uses cash flow projections. Inherent in the Company’s development of cash flow projections are assumptions and estimates derived from a review of the Company’s operating results, approved operating budgets, expected growth rates and cost of capital. The Company also makes certain assumptions about future economic conditions, interest rates, and other market data. Many of the factors used in assessing fair value are outside the control of management, and these assumptions and estimates can change in future periods.

Changes in assumptions or estimates could materially affect the determination of fair value of an asset or asset group, and therefore could affect the amount of potential impairment of the asset. The Company makes assumptions about the product production, service sales, cost of products and services and estimated residual value of property, plant and equipment. These assumptions are key inputs for developing the Company’s cash flow projections. These projections are derived using the Company’s internal operating budgets. These projections are updated annually and reviewed by the Board of Directors. Historically, the Company’s primary variances between its projections and actual results have been with regard to assumptions for future production, service sales, and cost of products and services. These factors are based on the Company’s best knowledge at the time the Company prepares the budgets but can vary significantly due to changes in supply and demand, changes in raw material prices, and changes in other economic conditions

During the years ended December 31, 2009 and 2010, the Company recorded impairment charges of $0.7 million and $0.4 million, respectively, related to impaired equipment at its China and Korea facilities, which were recorded in product cost of sales in the Company’s consolidated statements of operations. During the year ended December 31, 2011, the Company recorded impairment charges related to impaired equipment at its China and Korea facilities of $4.2 million, of which $3.9 million was recorded in product cost of sales and $0.3 million was recorded in research, development and engineering expenses, respectively.

Investments—The Company’s investments include investments in non-publicly traded companies which are accounted for using the cost method or the equity method, depending on the level of influence the Company has over the investment. The Company evaluates investments for impairment whenever events or changes in circumstances indicate that the market value may be less than the carrying value, which if determined to be other-than-temporary, could result in an impairment loss. As of December 31, 2010, the Company had a $20.5 million of investment in Fisker Automotive, Inc. (“Fisker”) accounted for under the cost method and an investment of $1.0 million accounted under the equity method. During the year ended December 31, 2011, the Company elected not to participate in Fisker’s subsequent stock financing. This election not to participate resulted in the conversion of the Company’s preferred shares of Fisker to common shares on a 2:1 ratio. As such, the Company performed an analysis and valuation of its investment in Fisker resulting to the recognition of an impairment charge of $11.6 million in other expense in the Company’s consolidated statement of operations for the year ended December 31, 2011. As a result, as of December 31, 2011, the carrying value of the Company’s investment in Fisker was $8.9 million. The Company also had an investment of $3.0 million accounted for under the equity method as of December 31, 2011. For the years ended December 31, 2010 and 2011, the Company recorded equity method losses of $1.0 million and $0.8 million, respectively, in the consolidated statement of operations.

Segment, Geographic and Significant Customer Information—Operating segments are defined as components of an enterprise about which discrete financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in making decisions on how to allocate resources and assess performance. The Company’s chief decision maker is the Chief Executive Officer. The Company’s chief decision maker reviews consolidated operating results to make decisions about allocating resources and assessing performance for the entire Company. The Company views its operations and manages its business as one operating segment.

Information about the Company’s operations in different geographic regions is presented in the tables below (in thousands):

	Year Ended December 31,
	2009	2010	2011
Geographic revenues (based on shipment destination or services location)
United States	$48,876	$70,856	$67,014
Finland	—	—	41,264
Chile	8,505	233	15,891
China	8,391	6,875	11,589
Germany	6,023	7,933	5,866
United Kingdom	7,494	1,688	3,912
Korea	669	333	3,069
Japan	479	786	2,588
Austria	1,351	1,250	2,385
Czech Republic	3,086	1,633	—
Mexico	4,185	1,024	—
Malaysia	75	204	—
Other	1,915	4,497	5,569
	$91,049	$97,312	$159,147

	December 31, 2010	December 31, 2011
Property, plant and equipment (based on location of asset)
United States	$72,778	$72,539
China	61,830	65,948
Korea	9,390	6,716
	$143,998	$145,203

The Company groups its revenues into four revenue categories. Revenue for these categories is as follows (in thousands):

	Year Ended December 31,
	2009	2010	2011
Transportation	$45,298	$43,673	$84,248
Electric grid	11,080	13,557	39,555
Commercial	20,141	16,596	15,277
Services	14,530	23,486	20,067
	$91,049	$97,312	$159,147

Revenue Recognition—The Company earns revenue from the sale of products and delivery of services, including products and services sold under governmental contracts. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the price to the buyer is fixed or determinable, and collectability is reasonably assured. When collectability is not reasonably assured, the Company will record a receivable and defer the revenue and costs associated with the delivered product or services until cash is received from the customer.

If a sales arrangement contains multiple elements, the Company evaluates the agreement to determine if separate units of accounting exist within the arrangement. If separate units of accounting exist within the arrangement, the Company allocates revenue to each element based on the relative selling price of each of the elements.

The Company’s multiple element arrangements typically include prototypes, production units and/or engineering and design services. Generally, provided all other revenue recognition criteria have been met, the Company recognizes revenue from prototype and production units upon shipment to the customer and revenue from engineering and design services upon the completion of milestones based on the proportional performance method. In circumstances where the Company does not have the ability to reasonably estimate either the contract costs and/or progress toward completion of the contract, revenue is recognized upon the completion of the contract. The Company’s customers may generally cancel orders at any time prior to product shipment.

Each deliverable within a multiple-element revenue arrangement is accounted for as a separate unit of accounting if both of the following criteria are met: (1) the delivered item or items have value to the customer on a standalone basis, and (2) for an arrangement that includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the Company’s control. The Company considers a deliverable to have standalone value if the Company sells this item separately, if the item is sold by another vendor, or if the item could be resold by the customer. Further, the Company’s revenue arrangements generally do not include a general right of return relative to delivered products. Deliverables that do not meet the criteria for being a separate unit of accounting are combined with a deliverable that does meet that criterion. The appropriate allocation of arrangement consideration and recognition of revenue is then determined for the combined unit of accounting.

The Company allocates arrangement consideration to each deliverable in an arrangement based on its relative selling price. The Company determines selling price using vendor-specific objective evidence (“VSOE”), if it exists; otherwise, the Company uses third-party evidence (“TPE”). If neither VSOE nor TPE of selling price exists for a unit of accounting, the Company uses estimated selling price (“ESP”).

VSOE is generally limited to the price charged when the same or similar product is sold separately. If a product or service is seldom sold separately, it is unlikely that the Company can determine VSOE for the product or service. In most cases, VSOE of selling price is an average price of recent actual transactions that are priced within a reasonable range. TPE is determined based on the prices charged by the Company’s competitors for a similar deliverable when sold separately. It may be difficult for the Company to obtain sufficient information on competitor pricing to substantiate TPE and, therefore, the Company may not always be able to use TPE.

If the Company is unable to establish selling price using VSOE or TPE, and the new or materially modified arrangement was entered into after January 1, 2010, the Company will use ESP in the allocation of arrangement consideration. The objective of ESP is to determine the price at which the Company would transact if the product or service were sold on a standalone basis. The Company’s determination of ESP involves a weighting of several factors based on the specific facts and circumstances of the arrangement. Because of the nature of the business and history with providing services and manufacturing products for various applications, the Company performs an initial assessment on the nature of the services that will be provided by estimating the cost to provide those services plus an estimated profit margin. The Company performs the same assessment on new products by estimating the per unit cost to manufacture the product plus an estimated profit margin. The estimated profit margins initially used in the assessment are based on the Company’s profit objectives which will be adjusted based on other considerations such as pricing of similar products and services, characteristics of the specific market, ongoing pricing strategy and policies and value of any enhancements in functionality included in the deliverable.

The Company analyzes the selling prices used in the allocation of arrangement consideration at a minimum on an annual basis. Selling prices will be analyzed on a more frequent basis if a significant change in the business necessitates a more timely analysis or if the Company experiences significant variances in selling prices.

Product Revenue

Product revenue is generally recognized upon transfer of title and risk of loss, which is typically upon shipment, unless an acceptance period exists. The Company’s customary shipping terms are FOB shipping point or free carrier. In instances where customer acceptance of a product is required, revenue is either recognized (i) upon shipment when the Company is able to demonstrate that the customer specific objective criteria have been met or (ii) upon the earlier of customer acceptance or expiration of the acceptance period.

The Company provides warranties for its products and records the estimated costs as a cost of revenue in the period the revenue is recorded. The Company’s standard warranty period extends one to five years from the date of delivery, depending on the type of product purchased and its application. The warranties provide that the Company’s products will be free from defects in material and workmanship and will, under normal use, conform to the specifications for the product. The standard warranties further provide that the Company will repair the product or provide replacement parts at no charge to the customer. The Company’s warranty liability is based on projected product failure rates and estimated costs of fulfilling warranty claims. Projections are based on the Company’s actual warranty experience and other known and expected factors. The Company monitors its warranty liability and adjusts the amounts as necessary. When the Company is unable to reasonably determine its obligation for warranty of new products, revenue from the sale of the products is deferred until expiration of the warranty period or until such time as the warranty obligation can be reasonably estimated.

In instances where the Company has deferred revenue due to not meeting all of the revenue recognition criteria but where title has passed to the customer, the Company also defers the associated costs of revenue until such time that it is able to recognize the revenue. Deferred costs of revenue are classified in the consolidated balance sheets as deferred costs under current assets as these are expected to be recognized as cost of revenue in the consolidated statement of operations within one year. As of December 31, 2010 and 2011, the Company had deferred cost of revenue of $1.0 million and $6.3 million, respectively.

Services Revenue

Revenue from services is recognized as the services are performed consistent with the performance requirements of the contract using the proportional performance method if the Company is able to reasonably estimate the contract cost and progress toward completion of the contract. Where arrangements include milestones or governmental approval that impact the fees payable to the Company, revenue is limited to those amounts whereby collectability is reasonably assured. The Company recognizes revenue earned under time and materials contracts as services are provided based upon actual costs incurred plus a contractually agreed-upon profit margin. The Company recognizes revenue from fixed-price contracts using the proportional performance method based on the ratio of costs incurred to estimates of total expected project costs if reasonably dependable estimates of the revenues and costs applicable to various stages of a contract can be made. Estimates made are based on historical experience and deliverables identified in the contract and are indicative of the level of benefit provided to the Company’s clients. Project costs are based on the direct salary and associated fringe benefits of the employees on the project plus all direct expenses incurred to complete the project including sub-contractual and equipment costs where the Company is the principal in the arrangement. Under the proportional performance method, there are no costs that are deferred and amortized over the contract term. If the Company does not have the ability to reasonably estimate contract costs or progress toward completion of the contract, the Company defers the related revenue and costs and recognizes the revenues and costs based on the completed contract method. When the completed contract method is used, the excess of accumulated costs over related billings, if any, are classified as an asset and the excess of accumulated billings over related costs, if any, are classified as a liability. The Company classifies the portion of the related asset or liability as long-term if such asset or liability is expected to be recognized beyond one year.

Service revenue includes revenue derived from the execution of contracts awarded by the U.S. Federal government, other government agencies and commercial customers. The Company’s research and development arrangements with the federal government or other government agencies typically require the Company to provide pure research, in which the Company investigates design techniques on new battery technologies. The Company’s arrangements with commercial customers consist of arrangements where the Company is paid to enhance or modify an existing product or to develop a new product to meet a customer’s specifications.

Other Revenue

Fees to license the use of the Company’s proprietary and licensed technologies are recognized only after both the license period has commenced and the technology has been delivered to the customer. Royalty revenue is recognized when it becomes determinable and collectability is reasonably assured; otherwise the Company recognizes revenue upon receipt of payment. To date, the Company has not recognized any significant license or royalty revenue.

Deferred Revenue

The Company records deferred revenue for product sales and services revenue in several different circumstances. These circumstances include when (i) the Company has delivered products or performed services but other revenue recognition criteria have not been satisfied, (ii) payments have been received in advance of products being delivered or services being performed and (iii) all other revenue recognition criteria have been met, but the Company is not able to reasonably estimate the warranty expense. Deferred revenue includes up-front fees associated with services arrangements. Deferred revenue expected to be recognized as revenue more than one year subsequent to the balance sheet date is classified as long-term deferred revenue. Deferred revenue will vary depending on the timing and amount of cash receipts from customers and can vary significantly depending on specific contractual terms.

On November 17, 2008, the Company entered into an exclusive agreement to license certain of its technology in the field of consumer electronics devices (excluding power tools and certain other consumer products). In connection with the license agreement and modification, the Company has received and recorded as deferred revenue an up-front license, support and additional fees totaling $28.0 million. In addition, the agreement provides that the Company will be paid royalty fees on net sales of licensed products that include its technology. The Company has agreed to the terms of the license agreement that if, during a certain period following execution of the license agreement, the Company enters into an agreement with a third party that materially restricts the licensee’s rights under the license agreement or fails to provide the necessary support to enable the licensee to utilize the Company’s technology, then the Company may be required to refund the licensee all license and support fees paid to cover the licensee’s capital and other expenses paid and/or committed by the licensee in reliance upon its rights under the license agreement. On April 29, 2011, the transfer of technology was completed, which allowed the Company to begin recognizing revenue on the license and support fee over the longer of the patent term or the expected customer relationship, which is 20 years. During the year ended December 31, 2011, the Company recognized $1.0 million of revenue related to the license and support fee. There was no revenue recognized related to the license and support fee for the years ended December 31, 2009 and 2010.

On November 18, 2011, the Company entered into a technology license agreement to exclusively license its advance battery system technology and systems integration know-how to manufacture battery systems and modules for the transportation market in Japan for a one-time non-refundable license fee of $7.5 million. During the license term of ten years, the Company will also receive royalty payments based on a percentage of the licensee’s net sales of products that use or embody the licensed technology and know-how. The Company has received and recorded the upfront license fee of $7.5 million in deferred revenue as of December 31, 2011. Revenue on the license fee will be amortized over the license term expected to commence in 2012.

Customer Deposits

Customer deposits received from customers related to products where title has not passed are recorded in other liabilities. The Company classifies as long-term the portion of customer deposits that are expected to be recognized beyond one year. Upon transfer of title and when all of the revenue recognition criteria have been met, the Company recognizes the related revenue. If not all of the revenue recognition criteria have been met, but title to the goods has passed to the customer, the Company records the related amount in deferred revenue. As of December 31, 2010 and 2011, the Company recorded customer deposits of $6.2 million and $6.9 million in other current liabilities, respectively.

Shipping and Handling Costs—Shipping and handling costs are classified as a component of cost of revenue. Customer payments of shipping and handling costs are recorded as product revenue.

Research, Development and Engineering Costs—Costs incurred in the research, development and engineering of the Company’s products are expensed as incurred and include salaries, third-party contractors, materials, and supplies. Research, development and engineering costs directly associated with services revenue are classified as cost of research, development and engineering services. A portion of research, development and engineering costs were offset by cost-sharing funding. For the years ended December 31, 2009, 2010 and 2011, the research and development costs that were offset by cost-sharing funding were $2.8 million, $4.9 million and $6.3 million, respectively.

Pre-production engineering, design and development costs for products sold under long-term supply arrangements are expensed as incurred in research, development and engineering expenses in the consolidated statement of operations, unless the Company has a contractual guarantee for reimbursement from the customer. Costs that have a contractual guarantee for reimbursement are capitalized and amortized as a cost of sales over the applicable term. For the years ended December 31, 2010 and 2011, the Company expensed $2.1 million and $2.7 million, respectively, of pre-production costs related to long-term supply arrangements as research, development and engineering expense. There was no expense recorded for the year ended December 31, 2009.

Production start-up—Production start-up expenses consist of manufacturing salaries and personnel-related costs, site selection costs, including legal and regulatory costs, rent and the cost of operating a production line before it has been qualified for production, including the cost of raw materials run through the production line during the qualification phase. During the years ended December 31, 2010 and 2011, the Company incurred production start-up expenses related to its facilities in Livonia and Romulus, Michigan. The Livonia facility began qualification for production in the third quarter of 2010 and the first production line was qualified in December 2010. Since the qualification, expenses related to the first production line in the Livonia facility are no longer included in production start-up expenses. The second production line in the Livonia facility began qualification for production in the first quarter of 2011 and was qualified in July 2011. The Romulus facility began qualification for production in the first quarter of 2011 and was qualified in October 2011. A portion of production start-up expenses was offset primarily by government grant funding. The following table presents production start-up expenditures included in the Company’s consolidated statements of operations (in thousands):

	Year Ended December 31,
Production start-up expenditures	2009	2010	2011
Aggregated production start-up expenditures	$1,524	$26,685	$13,810
Production start-up reimbursements	—	(5,621)	(4,589)
Production start-up expenses	$1,524	$21,064	$9,221

Income Taxes—Deferred tax assets and liabilities are recognized based on temporary differences between the financial reporting and income tax basis of assets and liabilities using rates anticipated to be in effect when such temporary differences reverse. A valuation allowance against net deferred tax assets is required if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company provides reserves for potential payments of tax to various tax authorities related to uncertain tax positions and other issues. Reserves are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. Potential interest and penalties associated with such uncertain tax positions are recorded as a component of income tax expense.

Guarantees and Indemnifications—Upon issuance of a guarantee, the Company must disclose and recognize a liability for the fair value of the obligation assumed under the guarantee.

As permitted under Delaware law, the Company indemnifies its officers and directors for certain events or occurrences while the officer or director is, or was, serving at the Company’s request in such capacity. The term of the indemnification is for the officer’s or director’s lifetime. The maximum potential amount of future payments the Company could be required to make is unlimited. The Company has directors’ and officers’ insurance coverage that limits its exposure and enables it to recover a portion of any future amounts paid.

In connection with certain loan agreements, the Company has agreed to indemnify the lender and its representatives against all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the loan and all losses incurred by the indemnified party in connection with the execution, delivery, enforcement, performance, and administration of the loan. The term of these indemnification agreements are perpetual. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited.

The Company leases facilities under certain noncancelable leases. The Company has agreed under these leases to indemnify the landlord against all costs, expenses, fines, suits, claims, demands, liabilities, and actions arising from or related to the omission, fault, act, negligence, or misconduct (whether under the lease or otherwise) of the Company or of any employee, agent, contractor, licensee, or visitor of the Company; or arising from any accident, injury, or damage whatsoever resulting to any person or property while on or about the Company’s premises except to the extent arising from any omission, fault, negligence, or other misconduct of landlord or of landlord’s agents, contractors, or employees.

The Company generally agrees to indemnify customers from costs resulting from the products’ deviations from specifications, delivery and performance requirements, and any third-party claims arising from the product or violations of specified laws and safety regulations. The amount of indemnification generally is limited to the amount of fees paid to the Company.

The Company has not experienced any losses related to these indemnification obligations, and no claims with respect thereto were outstanding. The Company does not expect significant claims related to these indemnification obligations, and, consequently, concluded that the fair value of these obligations is negligible and no related liabilities were established.

Accumulated Other Comprehensive Loss—Accumulated other comprehensive loss consists of foreign currency translation adjustments attributable to A123 Systems, Inc. The largest portion of the cumulative translation adjustment relates to the Company’s Asian operations and reflects the changes in the Chinese Renminbi (“RMB”) and Korean Won exchange rates relative to the U.S. Dollar. During the second quarter of 2011, the Company’s foreign operations in Asia changed to a U. S. dollar functional currency as a result of the asset transfer and deconsolidation of its joint venture.

Fair Value of Financial Instruments—As of December 31, 2010 and 2011, except for the convertible notes outstanding as of December 31, 2011, the carrying amount of all financial instruments approximate their fair values. The carrying amount of cash, cash equivalents, restricted cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximates fair value due to the short-term nature of these items. Management believes that the Company’s debt obligations, except for the convertible notes outstanding as of December 31, 2011, and the Company’s capital lease obligations accrue interest at rates which approximate prevailing market rates for instruments with similar characteristics and, accordingly, the carrying values for these instruments approximate fair value. Investments are accounted for using the cost or equity method. The Company’s outstanding convertible notes have an estimated fair value of $51.4 million as of December 31, 2011 based on available market data. As of December 31, 2011, the convertible notes had a carrying value of $140.1 million reflected in long-term debt in the Company’s consolidated balance sheet, which reflects the face amount of $143.8 million, net of the unamortized discount.

Fair value is an exit price, representing the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which requires the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. On a recurring basis, the Company measures certain financial assets and liabilities at fair value, including the Company’s cash equivalents.

Items Measured at Fair Value on a Nonrecurring Basis—During the year ended December 31, 2011, long-lived assets at the Company’s China and Korea facilities and a trade name intangible with an aggregate carrying value of $4.2 million and $0.2 million were written down to their net realizable value, resulting in an asset impairment charge of $4.4 million. In addition, during the year ended December 31, 2011, the Company recorded an other-than-temporary impairment charge of $11.6 million related to its investment in Fisker Automotive, Inc. The investment is accounted for under the cost method and, as a result of the impairment charge, the carrying value was $8.9 million as of December 31, 2011. These adjustments were determined by comparing the estimated value of the assets (calculated using Level 3 inputs) to the asset’s carrying value. There was no impairment charge on the Company’s long-term investment during the year ended December 31, 2010.

Items Measured at Fair Value on a Recurring Basis—The following tables show assets measured at fair value on a recurring basis and the input categories associated with those assets (in thousands):

		As of December 31, 2010
	Fair Value at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset:
Money market funds	$174,603	$174,603	$—	$—
U.S. Treasury and government agency securities	17,333	—	17,333	––

		As of December 31, 2011
	Fair Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Money market funds	$160,944	$160,944	$—	$—

Cash and cash equivalents include investments in money market fund investments that are measured at fair value on a recurring basis based on quoted prices in active markets for identical assets. As of December 31, 2010, the Company held investments in U.S. Treasury and government agency securities that were classified as either cash equivalents or restricted cash equivalents and were measured at fair value based on inputs (other than quoted prices) that are observable for securities, either directly or indirectly. At December 31, 2011, there were no investments held in U.S. Treasury and government agency securities.

Stock-Based Compensation—The Company accounts for all awards, including employee and director awards, by recognizing compensation expense based on the fair value of share-based transactions in the consolidated financial statements. The Company recognizes compensation expense over the vesting period using a ratable method (providing the minimum amount of compensation recorded is equal to the vested portion of the award, requiring a ratable method when necessary) and classifies these amounts in the consolidated statements of operations based on the department to which the related employee reports. The Company uses the Black-Scholes valuation model to calculate the fair value of stock options, utilizing various assumptions. See Note 14 for additional details on Stock-Based Compensation.

The Company records equity instruments issued to non-employees as expense at their fair value over the related service period and periodically revalues the equity instruments as they vest.

Net Loss Per Share—Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the relevant period. Diluted net loss per share is computed by dividing net loss by the weighted-average number of dilutive common shares outstanding during the relevant period. Dilutive shares outstanding are calculated by adding to the weighted shares outstanding any potential (unissued) shares of common stock and warrants based on the treasury stock method.

The following potentially dilutive securities were excluded from the calculation of diluted net loss per share, as the effect would have been anti-dilutive (in thousands):

	December 31, 2009	December 31, 2010	December 31, 2011
Convertible debt upon conversion to common stock	—	—	19,965
Warrants to purchase common stock	45	45	45
Options to purchase common stock	10,640	10,783	11,967
Unvested restricted stock units	—	203	5,366
	10,685	11,031	37,343

New Accounting Pronouncement Adopted—In June 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income,” as amended, requiring amendments to the disclosure for presentation of comprehensive income. This guidance, effective retrospectively for the interim and annual periods beginning on or after December 15, 2011, requires presentation of total comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued an amendment to this guidance which indefinitely defers the requirement to present reclassification adjustments out of accumulated other comprehensive income either in a single continuous statement of comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. This guidance is effective for annual periods beginning after December 15, 2011. The Company adopted the amended guidance requiring presentation of comprehensive income for the three consecutive financial statements for the year ended December 31, 2011. The implementation of this guidance did not have a material impact on the Company’s consolidated results of operations or financial position.

New Accounting Pronouncements Not Yet Adopted—In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment.” ASU No. 2011-08 provides companies an option to perform a qualitative assessment to determine whether further goodwill impairment testing is necessary. If, as a result of the qualitative assessment, it is determined that it is more likely than not that a reporting unit’s fair value is less than its carrying amount, the two-step quantitative impairment test is required. Otherwise, no further testing is required. ASU No. 2011-08 will be effective for the Company for goodwill impairment tests performed in the fiscal year ending December 31, 2012, with early adoption permitted. The adoption of this guidance is expected to have no impact on the Company’s consolidated financial condition and results of operations.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 clarifies and changes the application of various fair value measurement principles and disclosure requirements, and will be effective for the Company for the year ending December 31, 2012. The adoption of this guidance is not expected to have any impact on the Company’s consolidated financial condition and results of operations.